Global Atlantic Motif Aging of America Portfolio

Class II shares

1-877-881-7735

www.globalatlantic.com

Summary Prospectus November 17, 2016

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s prospectus and Statement of Additional Information, both dated July 29, 2016 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Portfolio online at www.geminifund.com/GlobalAtlanticDocuments. You can also obtain these documents at no cost by calling 1-877-881-7735 or by sending an email request to orderGlobalAtlantic@thegeminicompanies.com.

Investment Objectives: The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity contract. If they were included, your costs would be higher. Please refer to your variable annuity prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	0.65%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	0.11%
Total Annual Portfolio Operating Expenses	1.01%
(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable annuity contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$103	$322

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

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Principal Investment Strategies:

The Portfolio’s sub-adviser, Motif Capital Management, Inc. (“MCM”), uses a thematic approach to investing which seeks to capture the opportunities created by long-term economic, demographic, political, environmental, technological, and social trends, or themes. MCM also considers the short- and medium-term impact of these themes when making investment decisions for the Portfolio. Using this approach, MCM seeks to identify and invest in companies that are likely to benefit as the general demographics of the United States shift towards an older population. An aging population will likely lead to an increase in the number of seniors requiring services and products to maintain their quality of life and who are dealing with one or more age-related chronic diseases. This long-term trend could affect the healthcare and housing industries and which companies will thrive and be profitable in the future.

The Portfolio invests primarily in a limited number of U.S. listed equity securities (including non-U.S. companies listed on U.S. exchanges) of companies and real estate investment trusts (REITs) that provide housing and healthcare products or services to elderly American consumers. Most of these companies are classified in the healthcare sector and more specifically within industries such as healthcare equipment and supplies, healthcare facilities and services, pharmaceuticals, and biotechnology and medical research. Housing for seniors, such as assisted living and retirement communities, are typically classified in the financials sector in the residential and commercial REITs industries.

MCM uses a systematic process to select and weight the securities in the Portfolio. A systematic process is characterized by the use and reliance on quantitative models (sets of algorithmic steps that are used to estimate the relationship between different companies’ historical returns) and/or well-defined rules (principles that can be applied to a portfolio to alter weights or holdings, such as a maximum weight). MCM uses the process to identify potential themes related to the aging of the population. The themes currently include, but are not limited to, assisted living, cardiovascular and diabetic care, chronic obstructive pulmonary disease, dialysis, health insurance for seniors, oncology, orthopedics and retirement communities. MCM then uses a step-by-step process to create sub-portfolios for each of the themes identified. The final step in the process determines which sub-portfolios should be included in the Portfolio and the respective allocations to each sub-portfolio. MCM seeks to optimize the weightings of each of the selected sub-portfolios in the Portfolio based on objective measures of valuation, momentum and volatility.

The Portfolio is non-diversified and is concentrated in healthcare industries. The Portfolio will not engage in frequent trading of portfolio securities to achieve its principal investment strategies. The Portfolio invests in exchange-listed equity securities and American Depositary Receipts (ADRs) of well-known, established companies, as well as new, smaller or less-seasoned companies (companies with less available operating and market data), and REITs. The Portfolio may invest in companies of any capitalization range. Investments are deemed to be ‘non-U.S.’ if: (a) an issuer’s domicile or location of headquarters is in a non-U.S. country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a non-U.S. country or has at least 50% of its assets situated in a non-U.S. country; or (c) the principal trading market for a security is located in a non-U.S. country.

Although MCM selects the Portfolio’s investments, the Portfolio’s investment adviser, Global Atlantic Investment Advisors, LLC (the “Adviser”), is responsible for all trading and investment execution activities. On at least a quarterly basis, MCM provides a list of investments and their respective target weightings. The Adviser is responsible for rebalancing the Portfolio as frequently as daily based on, among other things, MCM’s investment selections and weightings and market price movements of individual investments.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

•	Depositary Receipts Risk: American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. The Portfolio may invest in unsponsored Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted, including changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.
•	Equity Risk: Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, restrictions on capital movements, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
•	Healthcare Concentration Risk: The Portfolio concentrates its investments in the healthcare sector. Concentration in a particular sector subjects the Portfolio to the risks associated with that sector. Companies in the healthcare sector are subject to broad government regulation and can be significantly affected by supply and demand, the need for government approval of products and services, the expiration of patents and the results of clinical trials. As a result, the Portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting the healthcare sector than portfolios investing in a broader range of sectors.
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•	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance or the historical and prospective earnings of the issuer.
•	Large Cap Risk: Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•	Limited History of Operations Risk: The Portfolio has a limited history of operations for investors to evaluate.
•	Management Risk: The Portfolio’s strategies may not produce the desired results, and may result in losses to the Portfolio.
•	Market Risk: Overall securities market risks may affect the value of individual securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.
•	Mid Cap Risk: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.
•	Newer Issuer Risk: Investments in newer, smaller or less-seasoned companies may offer more reward but may also entail more risk and volatility than is generally true of larger, established companies.
•	Non-Diversification Risk: The Portfolio is non-diversified, which means that its assets are invested in a small number of issuers. The Portfolio therefore has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.
•	Quantitative Investing Risk: Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues).
•	REIT Investment Risk: Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.
•	Small Capitalization Securities Risk: Small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization securities issuers may have more limited product lines, markets and financial resources and may depend on a relatively small management group.
•	Thematic Investing Risk: The Portfolio’s investment strategy incorporates the identification of themes and its performance may suffer if the sub-adviser does not correctly identify such themes or if a theme develops in an unexpected manner. Performance may also suffer if the investments selected for the Portfolio do not benefit from such themes.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Global Atlantic Investment Advisors, LLC. The Portfolio’s sub-adviser is Motif Capital Management, Inc. (“MCM”).

Portfolio Manager	Title	Involved with Portfolio Since
Tuhin Ghosh, Ph.D., CFA	Chief Investment Officer of MCM	July 29, 2016
Peter Andes, CFA	Senior Director of Investment Strategies of MCM	July 29, 2016

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of Forethought Life Insurance Company. You and other purchasers of variable annuity contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable annuity contract.

Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable annuity contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay Forethought Life Insurance Company (“FLIC”) for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing FLIC and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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